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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of Earliest Event Reported) January 27, 2003
                                                        ----------------


                             BOSTONFED BANCORP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                       1-13936               52-1940834
      --------                   ---------------           ----------
(State or other Jurisdiction of  (Commission               (IRS Employer
 Incorporation or Organization   File Number)              Identification No.)

         17 New England Executive Park, Burlington, Massachusetts 01803
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 273-0300
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                Not Applicable
                                --------------
         (Former Name or Former Address, If Changed Since Last Report)









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ITEM 7.  Financial Statements and Other Exhibits.
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      Exhibit 99.1 Press Release dated January 27, 2003.


ITEM 9.  REGULATION FD DISCLOSURE.
         ------------------------

      On January 27, 2003, BostonFed Bancorp, Inc., the holding company for Boston Federal Savings Bank and Broadway National Bank, announced its earnings for the year ended and quarter ended December 31, 2002.

      BostonFed Bancorp, Inc. also announced the declaration of a quarterly cash dividend of $.16 per share which is payable on or about February 20, 2003 to shareholders of record at the close of business on February 6, 2003.

      The press release is attached as Exhibit 99.1 and incorporated by reference.

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       BOSTONFED BANCORP, INC.



Dated: January 28, 2003                By: /s/ John A. Simas
                                           -------------------------------------
                                           Name: John A. Simas
                                           Title:   Executive Vice President,
                                           Chief Financial Officer and Secretary

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                                 EXHIBIT INDEX


Exhibit 99.1  Press Release issued  by  BostonFed  Bancorp,  Inc. on January 27,
2003.